Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2018
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Cash and Cash Equivalents

9. Cash and Cash Equivalents

The Company’s policy is to invest cash in excess of operating requirements in highly liquid investments. For the purpose of the consolidated statements of cash flows, cash and cash equivalents consist of the following:

	December 31	December 31
	2018	2017
	$	$

Cash	176.5	234.7
Unrestricted investments	8.7	4.8

Cash and cash equivalents	185.2	239.5

Unrestricted investments consist of short-term bank deposits with initial maturities of three months or less.

At December 31, 2018, no funds were held in escrow accounts (2017 – $7.9 (US$6.2)). In 2017, these escrow funds covered potential indemnification claims from acquisitions and were settled in accordance with an escrow agreement.